THE GABELLI SMALL CAP GROWTH FUND

                              FIRST QUARTER REPORT
                              DECEMBER 31, 2000(A)

TO OUR SHAREHOLDERS,

      In the fourth quarter of 2000, small cap stocks were swept away in the broad-based market storm. The Russell 2000 Index, which had been in positive year-to-date performance territory at the end of the third quarter, closed the year with a loss, but still beat the S&P 500 Index and finished well ahead of the Nasdaq Composite Index. Our bias to reasonably valued small cap stocks helped The Gabelli Small Cap Growth Fund (the "Fund") post a respectable gain in a market environment where good fundamental values were appreciated.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 2000, the Fund's total return was 1.07%. The Value Line Composite and Russell 2000 Indices declined 0.53% and 6.91%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 11.30% for 2000. The Value Line Composite rose 9.65% while the Russell 2000 Index fell 3.02%, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund's total return averaged 12.75% annually, versus average annual total returns of 10.10% and 8.56% for the Value Line Composite and Russell 2000 Index, respectively. For the five-year period ended December 31, 2000, the Fund's total return averaged 14.18% annually, versus average annual total returns of 14.56% and 10.31% for the Value Line Composite and Russell 2000 Index, respectively. Since inception on October 22, 1991 through December 31, 2000, the Fund had a cumulative total return of 328.12%, which equates to an average annual total return of 17.12%.

YEAR IN REVIEW

      Value investing is dead! Fundamentals don't matter! High equity valuations are completely justified! New economy companies are priceless and old economy companies are worthless! You can't pay too much for dot-com stocks! Technology company earnings are immune to the economic cycle! Utility stocks are for widows, orphans and fools!

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------

                                                                      CALENDAR QUARTER
                                                    1ST         2ND          3RD          4TH         YEAR
                                                    ---         ---          ---          ---         ----
 2000:    Net Asset Value ......................   $22.24      $22.27      $23.60       $18.71       $18.71
          Total Return .........................     3.8%        2.4%        3.6%         1.1%        11.3%
---------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ......................   $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .........................    (6.8)%      17.1%       (4.8)%        9.9%        14.2%
---------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ......................   $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .........................    10.9%       (1.4)%     (20.3)%       14.7%         0.0%
---------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ......................   $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .........................     3.1%       16.3%       14.7%        (0.8)%       36.5%
---------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ......................   $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .........................     6.2%        5.2%       (3.2)%        3.4%        11.9%
---------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ......................   $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .........................     7.4%        5.0%        8.2%         2.6%        25.2%
---------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ......................   $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .........................    (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
---------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ......................   $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .........................     6.6%        1.8%        7.4%         5.3%        22.8%
---------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ......................   $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .........................     9.9%       (0.1)%      (2.3)%       12.1%        20.3%
---------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ......................       __          __          __       $12.21       $12.21
          Total Return .........................       __          __          __        22.9%(b)     22.9%(b)
---------------------------------------------------------------------------------------------------------------

                       DIVIDEND HISTORY
-------------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE  REINVESTMENT PRICE
-----------------    --------------  ------------------
December 20, 2000        $4.782          $17.40
December 20, 1999        $2.462          $20.55
December 21, 1998        $0.534          $19.80
December 29, 1997        $3.590          $21.29
September 30, 1997       $0.070          $25.42
December 27, 1996        $2.160          $18.46
December 29, 1995        $1.340          $18.50
December 30, 1994        $1.030          $15.85
December 31, 1993        $0.420          $17.38
December 31, 1992        $0.185          $14.50
December 31, 1991        $0.080          $12.21

-------------------------------------------------
  AVERAGE ANNUAL RETURNS - DECEMBER 31, 2000 (A)
  ---------------------------------------------
  1 Year ..............................   11.30%
  5 Year ..............................   14.18%
  Life of Fund (b) ....................   17.12%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid.Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------
                                        2

                                    [GRAPHIC OMITTED - PYRAMID TEXT AS FOLLOWS:]
                                                                             EPS
                                                                             PMV
                                                                      MANAGEMENT
                                                                       CASH FLOW
                                                                        RESEARCH

      In retrospect, all these pronouncements seem silly. But, at the beginning of the year, this rhetoric was gospel to many investors. True believers were severely punished as "Mr. Market" debunked all these myths in 2000. Investors who abandoned value to chase last year's performance leaders suffered substantial losses when the dot-com bubble burst and technology stock earnings proved quite vulnerable in a rapidly decelerating economy. More prudent folks, who remained committed to value principals, survived this year's troubled market with most, if not all, of their investment capital intact.

      The market's dismal fourth quarter performance led to the worst year for equities since 1981. Over the last several years, we have repeatedly expressed our concern over high equity valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. The bad news is that the value of most investors' equity portfolios is lower than it was a year ago. The good news is that equity valuations are now much more reasonable relative to largely favorable long-term fundamentals. More reasonable valuations provide a more solid foundation for the market to build upon in future years.

      The dominant market trends of 1999 -- new economy stocks soaring and old economy stocks languishing -- carried over into the first two months of 2000. Then, the dot-com bubble burst and tech stocks declined sharply. Investors began focusing on what we coined the five E's: Energy, the Euro, the Election, Earnings, and the Economy. Oil prices hit a decade high of $38 per barrel, and remained above $30 through much of the year, before retreating to the mid-$20 range at its close. The Euro dropped to 83 to the dollar, down from 120, before rebounding in the fourth quarter. The robust U.S. economy, which six Federal Reserve hikes had failed to restrain, began showing signs of slowing in the early summer. By the third quarter, investors were questioning whether it would be a soft or hard landing. A host of third quarter earnings warnings, followed by disappointing reported results, aborted the summer rally and sent the market into a tailspin. In the fourth quarter, the 37-day uncertainty surrounding the presidential election ignited psychological gridlock and the rout was on.

LOOKING AHEAD

      As we prepare this letter, the Federal Reserve ("the Fed") has already cut the Federal Funds Rate by 100 basis points through the end of January. It will take awhile for monetary policy alone to provide ballast for the "supertanker" economy, and we believe anemic first and perhaps second quarter earnings will unfold, even if the Fed continues to cut interest rates.

      Looking ahead to the second half of 2001, our forecast is for an economic (and earnings) recovery. Oil prices have retreated and should remain stable as reduced demand and increased production bring an equilibrium to prices in the low $20's per barrel area. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we expect a shift away from creeping socialism toward more unfettered capitalism. Reports from Washington indicate tax relief is on the horizon. After a slow start, we believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and eventually result in pleasant earnings surprises, helping to renew investor confidence and revive the market.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                              EURO VS. U.S. DOLLAR
                 For 1999               For 2000                For 2001
Jan               1.1812                 1.0155                  0.9465
                  1.176                  1.0309                  0.9477
                  1.1636                 1.0335                  0.945
                  1.1672                 1.0324                  0.9535
                  1.1554                 1.0294                  0.9486
                  1.1534                 1.0252                  0.94
                  1.1548                 1.0322                  0.9409
                  1.1698                 1.0281                  0.9525
                  1.1689                 1.027                   0.9486
                  1.1591                 1.0128                  0.942
                  1.161                  1.0121                  0.9373
                  1.1575                 1.0115                  0.9308
                  1.1577                 1.0133                  0.9437
                  1.1582                 1.01                    0.9369
                  1.1566                 1.0019                  0.9375
                  1.1577                 1.0041                  0.9389
                  1.1481                 1.0011                  0.9258
                  1.1395                 0.989                   0.9219
                  1.1371                 0.9765                  0.9213
                  1.1303                 0.9757                  0.918
Feb               1.1328                 0.9731                  0.9267
                  1.1339                 0.9768                  0.9309
                  1.1306                 0.9887                  0.9387
                  1.1283                 0.976                   0.9357
                  1.1296                 0.9783                  0.9398
                  1.13                   0.9862
                  1.1331                 0.9914
                  1.1303                 0.9865
                  1.1282                 0.9847
                  1.1189                 0.9783
                  1.123                  0.9834
                  1.1223                 0.9842
                  1.1075                 0.9863
                  1.1037                 0.985
                  1.0993                 1.006
                  1.0972                 1.0017
                  1.1068                 0.9931
                  1.0995                 0.9763
                  1.0891                 0.9669
                  1.0931                 0.9643
                  1.0888                 0.97
Mar               1.0824                 0.9619
                  1.0843                 0.9618
                  1.0899                 0.9603
                  1.0873                 0.956
                  1.0961                 0.9576
                  1.0932                 0.9684
                  1.0936                 0.9659
                  1.093                  0.9648
                  1.0915                 0.9644
                  1.1015                 0.9696
                  1.099                  0.971
                  1.0923                 0.9694
                  1.0915                 0.971
                  1.0918                 0.9703
                  1.0921                 0.9608
                  1.0871                 0.9691
                  1.0743                 0.9724
                  1.0716                 0.9645
                  1.0732                 0.9614
                  1.0808                 0.9524
                  1.0782                 0.9594
                  1.0782                 0.9574
                  1.0706                 0.956
Apr               1.0838                 0.9588
                  1.0784                 0.9647
                  1.0835                 0.958
                  1.0786                 0.959
                  1.0842                 0.9588
                  1.078                  0.9591
                  1.0779                 0.9551
                  1.0717                 0.9524
                  1.0688                 0.9564
                  1.0608                 0.955
                  1.063                  0.9477
                  1.0612                 0.9369
                  1.0598                 0.9376
                  1.0634                 0.9379
                  1.059                  0.9396
                  1.0649                 0.9265
                  1.0616                 0.9217
                  1.0591                 0.9083
                  1.0564                 0.9089
                  1.0571                 0.912
                  1.0593                 0.9068
                  1.0724                 0.8891
May               1.0779                 0.8907
                  1.0781                 0.8953
                  1.0787                 0.895
                  1.072                  0.9023
                  1.0666                 0.9097
                  1.0626                 0.9021
                  1.065                  0.908
                  1.0672                 0.9138
                  1.0672                 0.9053
                  1.0641                 0.8921
                  1.063                  0.8952
                  1.0577                 0.8946
                  1.0593                 0.9036
                  1.0587                 0.9032
                  1.0471                 0.9096
                  1.0439                 0.9072
                  1.0422                 0.931
                  1.0449                 0.9314
                  1.0357                 0.9328
                  1.0355                 0.9307
                  1.0327                 0.9432
                  1.0296                 0.9471
Jun               1.0438                 0.957
                  1.045                  0.96
                  1.0477                 0.9548
                  1.0516                 0.9526
                  1.0416                 0.9544
                  1.042                  0.9619
                  1.0298                 0.959
                  1.0329                 0.953
                  1.0368                 0.9648
                  1.0323                 0.9622
                  1.0323                 0.9557
                  1.0316                 0.9455
                  1.0372                 0.9398
                  1.0448                 0.9358
                  1.0373                 0.9382
                  1.0337                 0.9444
                  1.031                  0.9444
                  1.0236                 0.9515
                  1.0244                 0.9545
                  1.0249                 0.9526
                  1.0224                 0.9548
                  1.0198                 0.9527
Jul               1.0186                 0.9484
                  1.0139                 0.9521
                  1.0176                 0.9497
                  1.0215                 0.9401
                  1.022                  0.9339
                  1.0203                 0.9374
                  1.0203                 0.9351
                  1.042                  0.9322
                  1.0526                 0.9237
                  1.0509                 0.9292
                  1.0497                 0.9343
                  1.0651                 0.9314
                  1.0627                 0.9391
                  1.0644                 0.9413
                  1.0719                 0.9331
                  1.0694                 0.9246
                  1.0661                 0.9266
                  1.068                  0.9228
                  1.0766                 0.9137
                  1.0793                 0.9042
                  1.077                  0.9075
                  1.0694                 0.9105
Aug               1.0752                 0.9019
                  1.066                  0.8991
                  1.0636                 0.9077
                  1.0568                 0.9046
                  1.0557                 0.9037
                  1.0525                 0.9135
                  1.0505                 0.9143
                  1.0643                 0.9152
                  1.0654                 0.9068
                  1.0553                 0.9027
                  1.0506                 0.8965
                  1.0461                 0.8967
                  1.0441                 0.9028
                  1.046                  0.9024
                  1.0445                 0.9002
                  1.0581                 0.8966
                  1.0582                 0.8924
                  1.0689                 0.8878
                  1.0605                 0.8993
                  1.0581                 0.8876
                  1.059                  0.8702
                  1.0543                 0.874
Sep               1.0402                 0.8664
                  1.04                   0.8624
                  1.0408                 0.8596
                  1.0385                 0.864
                  1.0418                 0.8617
                  1.0399                 0.8572
                  1.0408                 0.8527
                  1.046                  0.8514
                  1.05                   0.8463
                  1.0415                 0.8559
                  1.0466                 0.8794
                  1.0431                 0.8738
                  1.0509                 0.8813
                  1.0613                 0.8807
                  1.0643                 0.883
                  1.0718                 0.8842
                  1.0703                 0.8788
                  1.0693                 0.8745
                  1.0704                 0.8727
                  1.0721                 0.8691
                  1.063                  0.8686
Oct               1.0737                 0.8682
                  1.0758                 0.8716
                  1.0799                 0.8644
                  1.0887                 0.8567
                  1.0863                 0.8491
                  1.0833                 0.8509
                  1.0765                 0.8391
                  1.0808                 0.8412
                  1.0678                 0.8406
                  1.0666                 0.8364
                  1.0578                 0.8364
                  1.0532                 0.8274
                  1.0519                 0.8273
                  1.0518                 0.8408
                  1.0494                 0.8433
                  1.0506                 0.8485
                  1.0485                 0.8588
                  1.044                  0.8579
                  1.04                   0.8619
                  1.0363                 0.8585
                  1.0401                 0.8585
Nov               1.0436                 0.8554
                  1.0315                 0.8574
                  1.0315                 0.8624
                  1.0312                 0.8574
                  1.0403                 0.8571
                  1.0297                 0.8534
                  1.0313                 0.8517
                  1.0327                 0.8487
                  1.0261                 0.846
                  1.0176                 0.8424
                  1.0137                 0.8401
                  1.01                   0.8383
                  1.0077                 0.8503
                  1.0059                 0.8544
                  1.0023                 0.8577
                  1.0016                 0.8694
                  1.0252                 0.8768
                  1.0222                 0.8876
                  1.0263                 0.8803
                  1.0161                 0.8881
Dec               1.0158                 0.8891
                  1.012                  0.8842
                  1.0067                 0.8776
                  1.0066                 0.8774
                  1.0169                 0.8755
                  1.0088                 0.8861
                  1.0066                 0.8983
                  1.0093                 0.8929
                  1.008                  0.8903
                  1.0162                 0.906
                  1.0128                 0.9112
                  1.0136                 0.9231
                  1.0068                 0.9306
                  1.0045                 0.9258
                  1.0024                 0.9393
                  1.007

ADDITIONAL CATALYSTS

      Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

       U.S. DEAL ACTIVITY

1991               $135,000,000,000
1992                150,000,000,000
1993                234,000,000,000
1994                340,000,000,000
1995                511,000,000,000
1996                652,000,000,000
1997                919,000,000,000
1998              1,620,000,000,000
1999              1,745,000,000,000
2000              1,833,000,000,000


      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                                1997       1998      1999       2000
-------                                ----       ----      ----       ----
U.S. Deals                           $  919     $1,620    $1,745     $1,833
Stock Buybacks                          181        207       176        227
Mutual Fund                             232        159       222        297
Dividends                               335        352       371        400
                                     ------     ------    ------     ------
TOTAL SOURCES:                       $1,667     $2,338    $2,514     $2,757
                                     ======     ======    ======     ======

SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------

                                                                2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                        -------------  -------------    ---------     ------------   -----------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   CommNet Cellular Inc.                   40,000         $13.54         $32.38       01/06/00       139.14%
   Associated Group Inc., Cl. A             8,000          26.07          87.88       01/17/00       237.09%
   Watkins-Johnson Co.                     70,000          30.94          41.00       02/01/00        32.51%
   Pittway Corp.                          130,000          10.14          45.50       02/04/00       348.72%
   Ascent Entertainment Group Inc.        350,000          12.34          15.25       03/28/00        23.58%
   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   WICOR Inc.                              30,000          27.17          31.38       04/26/00        15.50%
   General Cigar Holdings Inc.            170,600          11.57          15.25       05/09/00        31.81%
   General Cigar Holdings Inc., Cl. B     133,500           8.07          15.25       05/09/00        88.97%
   Ben & Jerry's Homemade Inc., Cl. A      22,000          26.90          43.60       05/15/00        62.08%
   Celestial Seasonings Inc.               80,000          14.03          38.50       05/30/00       174.41%
   Mirage Resorts Inc.                     69,000           8.91          20.94       06/01/00       135.02%
   Hussmann International Inc.            170,000          15.95          29.00       06/14/00        81.82%
   Kollmorgen Corp.                       116,000          11.51          23.00       06/15/00        99.83%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                2000 COMPLETED DEALS (CONTINUED)

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE  % RETURN (d)
   ------------                        -------------  -------------    ---------     ------------  ------------
   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   TV Guide Inc., Cl. A                   170,000        $ 7.56          $45.63       07/13/00       503.57%
   Wynn's International Inc.              205,000          6.87           22.88       07/21/00       233.04%
   Sun International Hotels Ltd.           85,000         19.06           21.38       07/25/00        12.17%
   United Water Resources Inc.             60,000         24.12           35.44       07/28/00        46.93%
   U.S. Physical Therapy Inc.               3,620          6.25           10.94       08/10/00        75.04%
   Smucker (J.M.) Co., Cl. A               53,000         17.46           18.69       08/14/00         7.04%
   Smucker (J.M.) Co., Cl. B                8,000         16.93           18.50       08/14/00         9.27%
   Burns International Services Corp.      50,000         12.46           21.50       09/01/00        72.55%
   Italy Fund Inc.                         40,000          8.86           18.69       09/05/00       110.95%
   Mark IV Industries Inc.                150,000         19.75           23.00       09/15/00        16.46%
   Fall River Gas Co.                      18,000         19.82           23.50       09/25/00        18.57%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Life Technologies Inc.                  35,000         43.91           63.02       10/05/00        43.52%
   Sybron Chemicals Inc.                   11,000         16.42           34.97       10/20/00       112.97%
   Pioneer Group Inc.                     100,000         31.67           44.13       10/24/00        39.34%
   Bush Boake Allen Inc.                   71,500         25.37           48.50       11/03/00        91.17%
   Eastern Enterprises                     50,400         53.47           64.63       11/09/00        20.87%
   Republic Group Inc.                    100,000          7.40           18.94       11/09/00       155.91%
   E'Town Corp.                            30,000         56.63           68.00       11/30/00        20.08%
   Sybron International Corp.               1,000         25.80           29.00       12/12/00        12.40%
   PepsiAmericas Inc.                     710,100          3.78            4.40       12/14/00        16.40%

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

 NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      We did not have a particularly good stock picking batting average this year, with losers outnumbering winners by a significant margin. We did do an excellent job picking the right pitches to swing at. The overwhelming majority of our larger positions performed well, helping us score runs and beat the Russell 2000 Index by a wide margin.

      As is generally the case, our biggest winners represented an eclectic group of industries including manufacturing (Lamson & Sessions), recreational vehicles (RPC, Inc.), communications headsets (Plantronics), pharmaceuticals (Block Drug), brewing (Genesee Corp.), and health care (Carter-Wallace).

      There was an industry theme reflected in our biggest losers list, with most of our media and telecommunications holdings including Teligent, Wink Communications, Granite Broadcasting, and United Globalcom declining sharply. The market was unsparing in its treatment of almost everything with a media or telecommunications label, and as a result some exceptional companies got battered.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AZTAR CORP. (AZR - $12.9375 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

CARTER-WALLACE INC. (CAR - $33.375 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CLARCOR  INC.  (CLC -  $20.6875  -  NYSE),  founded  in  1904,  is a  U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and chemical specialties. Last September, CLARCOR agreed to purchase three filtration businesses, including Purolator Products Air Filtration Company, for approximately $145 million.

CRANE CO. (CR - $28.4375 - NYSE) is a manufacturer of engineered industrial products serving niche markets in aerospace, engineered materials, automatic merchandising, fluid handling and industrial controls. Third quarter 2000 results were negatively impacted by a weak truck and trailer market, production inefficiencies at the company's National Vendors unit and part shortages at Interpoint. The truck and trailer market is likely to remain weak in 2001 but the aerospace market is strong and the problems at National Vendors, Interpoint and in the Fluid Handling segment can be improved internally.

FLOWSERVE CORP. (FLS - $21.375 - NYSE) manufactures pumps, valves, actuators and seals that provide a range of flow management services. In August, 2000, Flowserve acquired Ingersoll-Dresser Pump from Ingersoll-Rand, creating the world's largest pump company serving the petroleum, chemical and power industries and the second largest pump company overall. By the end of 2001, management anticipates $75 million of savings from the acquisition coming from cutting costs in the manufacturing facilities, corporate office and duplicate staff. We think that amount is conservative and additional profits can come from lower material costs, improved product mix and asset sales. Furthermore, with industry dynamics improving, top line growth and selling prices may be better than expected, creating positive earning surprises.

KAMAN CORP. (KAMNA - $16.875 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY CORP. (LC - $40.6875 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fourteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, four with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations.

SENSIENT TECHNOLOGIES CORP. (SXT - $22.75 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through ten acquisitions. These acquisitions have expanded both its product line and distribution. Sensient also manufactures yeast products through its Red Star Yeast division. The company expects to sell Red Star by the middle of 2001.

UNITED TELEVISION INC. (UTVI - $116.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $66.50 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $129.25 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $32.25 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO                                 WHAT                               WHEN
---                                 ----                               ----
Mario Gabelli                       Chief Investment Officer           First Monday of each month
Howard Ward                         Large Cap Growth                   First Tuesday of each month
Barbara Marcin                      Large Cap Value                    Last Wednesday of each month

                                    SECTOR/SPECIALTY                   2nd and 3rd Wednesday of each month
                                    ----------------
Tim O'Brien                         Utilities Industry
Caesar Bryan                        International Investing
Ivan Arteaga                        Telecom and Media
Hart Woodson                        Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We are proud to have posted positive returns in the worst year for equities since 1981. Our value bias helped sustain us in a market where overvalued stocks, particularly in the technology sector, were severely punished. Looking ahead, stocks may remain under pressure until the economy stabilizes. We believe better earnings growth prospects and more reasonable valuations will help small cap stocks outperform when the market recovers.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                              Sincerely,

                              /S/SIGNATURE
                              MARIO J. GABELLI, CFA
                              Portfolio Manager and
                              Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------

Carter-Wallace Inc.                                   Crane Co.
Sensient Technologies Corp.                           Aztar Corp.
Azurix Corp.                                          United Television Inc.
Liberty Corp.                                         CLARCOR Inc.
Flowserve Corp.                                       Kaman Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

COMMON STOCKS -- 93.9%
              AGRICULTURE -- 0.0%
      9,000   Cadiz Inc.+ ..................   $     80,437
     11,000   Sylvan Inc. ..................        103,125
                                               ------------
                                                    183,562
                                               ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.3%
    100,000   Acktion Co.+ .................        932,085
     15,000   ArvinMeritor Inc. ............        170,625
     30,000   Borg-Warner Automotive Inc. ..      1,200,000
      5,000   Delco Remy International Inc.+         43,125
     20,000   Exide Corp. ..................        152,500
    100,000   Federal-Mogul Corp. ..........        231,250
    260,000   GenCorp Inc. .................      2,502,500
     15,000   Lund International Holdings Inc.+      41,250
     80,000   Midas Inc. ...................        955,000
    125,000   Modine Manufacturing Co. .....      2,593,750
      5,250   Monro Muffler Brake Inc.+ ....         46,922
    190,000   Scheib (Earl) Inc.+ ..........        463,125
    155,000   Standard Motor Products Inc. .      1,143,125
     17,000   Strattec Security Corp.+ .....        527,000
     55,000   Superior Industries
                International Inc. .........      1,735,937
    157,200   TransPro Inc. ................        402,825
                                               ------------
                                                 13,141,019
                                               ------------
              AVIATION: PARTS AND SERVICES -- 3.4%
     20,000   AAR Corp. ....................        252,500
     90,000   Aviall Inc.+ .................        455,625
     23,000   Barnes Group Inc. ............        457,125
     63,300   Curtiss-Wright Corp. .........      2,943,450
      7,500   Ducommun Inc. ................         82,969
      5,900   EDO Corp. ....................         43,512
    150,000   Fairchild Corp., Cl. A+ ......        825,000
     26,500   Hi-Shear Industries Inc. .....         69,562
    315,000   Kaman Corp., Cl. A ...........      5,315,625
     80,000   Moog Inc., Cl. A+ ............      2,320,000
                                               ------------
                                                 12,765,368
                                               ------------
              BROADCASTING -- 7.2%

    210,000   Ackerley Group Inc. ..........      1,890,000
     33,000   Acme Communications Inc.+ ....        301,125
     35,000   Crown Media Holdings Inc., Cl. A+     710,937
    400,000   Granite Broadcasting Corp.+ ..        400,000
     55,000   Gray Communications Systems Inc.      869,687
    170,100   Gray Communications Systems Inc.,
                Cl. B ......................      2,498,344
     53,000   Hearst-Argyle Television Inc.+      1,083,187
    162,000   Liberty Corp. ................      6,591,375
     53,500   On Command Corp.+ ............        468,125
    240,000   Paxson Communications Corp., Cl. A+ 2,865,000
     93,500   Salem Communications Corp., Cl. A+  1,396,656
     65,000   Sinclair Broadcast Group Inc.+        652,031
     15,000   Spanish Broadcasting System Inc.,
                Cl. A+ .....................         75,000
      3,000   TiVo Inc.+ ...................         16,125

                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------

     48,500   United Television Inc. .......   $  5,626,000
      1,500   Wink Communications Inc.+ ....          9,000
     48,000   Young Broadcasting Inc., Cl. A+     1,607,250
                                               ------------
                                                 27,059,842
                                               ------------
              BUILDING AND CONSTRUCTION -- 0.9%
     10,000   Florida Rock Industries Inc. .        391,250
     25,000   Huttig Building Products Inc.+        103,125
    100,000   Nortek Inc.+ .................      2,368,750
     37,000   Universal Forest Products Inc.        490,250
                                               ------------
                                                  3,353,375
                                               ------------
              BUSINESS SERVICES -- 2.2%
     50,000   ANC Rental Corp.+ ............        175,000
     57,000   Berlitz International Inc.+ ..        459,562
    610,400   Career Blazers Inc. ..........        107,125
      6,000   Carlisle Holdings Ltd.+ ......         42,000
      1,000   CheckFree Corp.+ .............         43,062
     22,000   Data Broadcasting Corp.+ .....         77,000
     40,000   Donnelley (R.H.) Corp. .......        972,500
     19,000   Fisher Scientific International Inc.+ 700,625
     50,000   Industrial Distribution Group Inc.+    96,875
     60,000   Key3Media Group Inc.+ ........        731,250
     14,000   Landauer Inc. ................        255,500
      5,000   MDC Communications Corp., Cl. A+       37,812
     60,000   Nashua Corp.+ ................        266,400
    112,000   National Processing Inc.+ ....      1,904,000
    105,000   Paxar Corp.+ .................      1,069,687
     25,000   Pittson Brink's Group ........        496,875
      6,000   Princeton Video Image Inc.+ ..          7,875
     40,000   Professional Staff plc, ADR +         220,000
      3,000   PubliCard Inc.+ ..............          4,875
     87,000   Trans-Lux Corp. (a) ..........        304,500
      8,000   Wackenhut Corp., Cl. A .......        108,000
      6,187   Wackenhut Corp., Cl. B .......         53,363
                                               ------------
                                                  8,133,886
                                               ------------
              CABLE -- 0.4%
    100,000   UnitedGlobalCom Inc., Cl. A+ .      1,362,500
                                               ------------
              CLOSED END FUNDS -- 0.9%
     45,000   Central European Equity Fund Inc.     582,187
     78,000   Dresdner RCM Europe Fund Inc.         890,760
     45,000   France Growth Fund Inc. ......        472,500
     32,000   Germany Fund Inc. ............        304,000
     27,808   Italy Fund Inc. ..............        297,198
     65,000   New Germany Fund Inc. ........        576,875
     11,000   Spain Fund Inc. ..............         98,312
                                               ------------
                                                  3,221,832
                                               ------------
              COMMUNICATIONS EQUIPMENT -- 0.8%
    115,000   Allen Telecom Inc.+ ..........      2,062,812
    108,000   Communications Systems Inc. ..        951,750
                                               ------------
                                                  3,014,562
                                               ------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) --  DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                                        VALUE
      ------                                       ------
              COMMON STOCKS (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 0.5%
      8,000   Anacomp Inc. .................   $        560
    100,000   Bull Run Corp.+ ..............        171,875
      1,000   Cylink Corp. .................          2,156
     28,000   Global Sources Ltd.+ .........        245,000
     42,000   Internet.com Corp.+ ..........        249,375
        200   Macromedia Inc.+ .............         12,150
      4,000   MicroTouch Systems Inc.+ .....         83,562
     12,000   NBC Internet Inc., Cl. A+ ....         42,000
     20,000   Phoenix Technologies Ltd.+ ...        269,687
    400,000   Tyler Technologies Inc. ......        675,000
                                               ------------
                                                  1,751,365
                                               ------------
              CONSUMER PRODUCTS -- 5.1%
      9,000   Action Performance Companies Inc.+     21,375
     20,000   Adams Golf Inc.+ .............          8,125
     40,000   Ashworth Inc.+ ...............        260,000
    225,000   Carter-Wallace Inc. ..........      7,509,375
     42,000   Church & Dwight Co. Inc. .....        934,500
     12,000   Coachmen Industries Inc. .....        126,000
     18,000   Department 56 Inc.+ ..........        207,000
     35,000   Dial Corp. ...................        385,000
      8,000   French Fragrances Inc.+ ......         96,500
     30,000   Genlyte Group Inc.+ ..........        712,500
      4,000   Harley-Davidson Inc. .........        159,000
    175,000   Hartmarx Corp.+ ..............        415,625
     25,000   International Flavors &
                Fragrances Inc. ............        507,812
     12,000   Madden (Steven) Ltd. .........         91,500
     45,000   National Presto Industries Inc.     1,380,937
      5,000   Nature's Sunshine Products Inc.        34,062
     39,800   Rayovac Corp.+ ...............        564,662
      3,000   Scotts Co., Cl. A+ ...........        110,812
      8,000   Skyline Corp. ................        151,500
     14,000   Stewart Enterprises Inc., Cl. A        26,687
    300,000   Weider Nutrition International Inc.   637,500
    300,000   Wolverine World Wide Inc. ....      4,575,000
                                               ------------
                                                 18,915,472
                                               ------------
              CONSUMER SERVICES -- 1.1%
     30,000   Bowlin Outdoor Advertising &
               Travel Centers Inc.+ ........        202,500
     14,000   Collectors Universe Inc. .....         21,437
     40,000   Loewen Group Inc. ............          1,240
      4,000   Martha Stewart Living Omnimedia Inc.,
                Cl. A+ .....................         80,250
     50,000   Ogden Corp. ..................        768,750
     20,000   Response USA Inc.+ ...........          1,250
    160,000   Rollins Inc. .................      3,210,000
                                               ------------
                                                  4,285,427
                                               ------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              DIVERSIFIED INDUSTRIAL -- 8.4%
     99,500   Ampco-Pittsburgh Corp. .......    $ 1,194,000
      8,000   Anixter International Inc.+ ..        173,000
    157,000   Baldor Electric Co. ..........      3,316,625
    205,000   Crane Co. ....................      5,829,687
     89,000   Denison International plc, ADR+     1,323,875
    100,000   Gardner Denver Machinery Corp.+     2,130,000
     22,000   GATX Corp. ...................      1,097,250
    120,000   GenTek Inc. ..................      1,980,000
     20,000   Harbor Global Co. Ltd.+ ......        100,000
     42,000   Katy Industries Inc. .........        252,000
    100,000   Lamson & Sessions Co.+ .......      1,050,000
     72,000   Lindsay Manufacturing Co. ....      1,629,000
    136,300   MagneTek Inc. ................      1,771,900
      1,000   Matthews International Corp., Cl. A    31,562
    118,000   Myers Industries Inc. ........      1,711,000
    610,400   Noel Group Inc.+ .............        301,421
     45,000   Oil-Dri Corporation of America        300,937
    140,000   Park-Ohio Holdings Corp.+ ....        682,500
     68,200   Standex International Corp. ..      1,406,625
      5,000   Tech/Ops Sevcon Inc. .........         45,000
    225,000   Thomas Industries Inc. .......      5,231,250
     40,000   WHX Corp.+ ...................         30,000
                                               ------------
                                                 31,587,632
                                               ------------
              EDUCATIONAL SERVICES -- 0.1%
    101,000   Whitman Education Group Inc.+         303,000
                                               ------------
              ELECTRONICS -- 1.4%
    195,000   Oak Technology Inc.+ .........      1,694,058
    210,000   Thomas & Betts Corp. .........      3,399,375
                                               ------------
                                                  5,093,433
                                               ------------
              ENERGY AND UTILITIES -- 6.6%
     40,000   AGL Resources Inc. ...........        882,500
    820,000   Azurix Corp.+ ................      6,713,750
      6,000   Basin Exploration Inc.+ ......        153,000
      9,000   Birmingham Utilities Inc. ....        112,500
     15,000   Callon Petroleum Co.+ ........        250,312
     20,000   CH Energy Group Inc. .........        895,000
     10,000   Chesapeake Utilities Corp. ...        186,250
     18,000   Connecticut Water Service Inc.        551,250
     70,000   El Paso Electric Co.+ ........        924,000
     50,000   Florida Public Utilities Co. .        800,000
    150,000   Kaneb Services Inc.+ .........        881,250
     15,000   Petroleum Geo-Services ASA+ ..        199,688
      2,000   PetroQuest Energy Inc.+ ......          8,500
     14,000   RGS Energy Group Inc. ........        454,125
    292,800   RPC Inc. .....................      4,245,600
      8,000   SJW Corp. ....................        816,000
      1,968   Southern Union Co. ...........         52,152

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) --  DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    110,000   Southwest Gas Corp. ..........   $  2,406,250
     15,000   Tesoro Petroleum Corp. .......        174,375
      5,000   Toreador Resources Corp.+ ....         30,625
      5,000   TransMontaigne Oil Co. .......         13,750
     30,000   Waterlink Inc. ...............         11,700
    152,000   Western Resources Inc. .......      3,771,500
                                               ------------
                                                 24,534,077
                                               ------------
              ENTERTAINMENT -- 3.4%
     28,000   Dover Downs Entertainment Inc.+       313,250
     44,000   Fisher Companies Inc. ........      2,420,000
    159,600   GC Companies Inc.+ ...........        319,200
     72,000   Gemstar-TV Guide
                International Inc.+ ........      3,339,000
      2,500   International Speedway Corp. .         97,500
     16,000   International Speedway Corp., CL A    608,000
     20,000   Liberty Digital Inc.+ ........        101,250
     18,000   Liberty Media Group, Cl. A+ ..        244,125
     20,000   Loews Cineplex Entertainment Corp.+     4,375
      5,000   Metromedia International Group Inc.+   13,000
     35,000   Six Flags Inc. ...............        601,563
     45,000   Topps Co. Inc.+ ..............        413,438
    210,000   USA Networks Inc.+ ...........      4,081,875
     20,000   World Wrestling Federation
                Entertainment Inc.+ ........        320,000
                                               ------------
                                                 12,876,576
                                               ------------
              ENVIRONMENTAL SERVICES -- 1.7%
    200,000   Allied Waste Industries Inc.+       2,912,500
      8,000   Catalytica Energy Systems Inc.+       138,000
    200,000   Republic Services Inc.+ ......      3,437,500
                                               ------------
                                                  6,488,000
                                               ------------
              EQUIPMENT AND SUPPLIES -- 14.4%
     35,200   Alltrista Corp.+ .............        475,200
    147,000   AMETEK Inc. ..................      3,812,813
    470,000   Baldwin Technology Co. Inc., Cl. A+   705,000
     95,000   Belden Inc. ..................      2,410,625
     15,000   Brown & Sharpe Manufacturing Co.,
                Cl. A ......................         73,125
      7,000   Bway Corp.+ ..................         27,563
        500   C&D Technologies Inc. ........         21,594
     10,000   Chase Industries Inc.+ .......        104,375
    100,000   CIRCOR International Inc.+ ...      1,000,000
    260,000   CLARCOR Inc. .................      5,378,750
     65,000   Core Materials Corp. .........         48,750
    313,400   Crown Cork & Seal Co. Inc.+ ..      2,330,912
     15,000   CTS Corp. ....................        546,563
     75,000   Cuno Inc.+ ...................      2,010,938
      9,000   Danaher Corp. ................        615,375
     53,500   Donaldson Co. Inc. ...........      1,487,969
     69,000   DONCASTERS plc, ADR+ .........      1,380,000
    260,000   Fedders Corp. ................      1,202,500
    290,000   Flowserve Corp. ..............      6,198,750

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

     55,500   Franklin Electric Co. ........   $  3,801,750
     40,000   General Magnaplate Corp. .....         60,000
     85,000   Gerber Scientific Inc. .......        727,813
     17,775   Gorman-Rupp Co. ..............        319,950
     17,000   Graco Inc. ...................        703,375
     30,000   Hughes Supply Inc. ...........        538,200
     50,100   IDEX Corp. ...................      1,659,563
     70,000   Interpump Group SpA ..........        270,105
     10,000   K-Tron International Inc.+ ...        183,750
      9,000   Littelfuse Inc.+ .............        257,625
     25,000   Lufkin Industries Inc. .......        448,438
     20,000   Met-Pro Corp. ................        206,000
     10,000   Mueller Industries Inc.+ .....        268,125
      1,500   Plantronics Inc.+ ............         70,500
     90,000   Raytech Corp.+ ...............        196,875
     28,000   Robbins & Myers Inc. .........        675,500
     63,000   Roper Industries Inc. ........      2,082,938
      3,500   Sames Corp. ..................         38,063
     40,000   Sequa Corp., Cl. A+ ..........      1,455,000
     16,500   Sequa Corp., Cl. B+ ..........        919,875
     68,000   SL Industries Inc. ...........        777,750
      3,000   Smith (A.O.) Corp. ...........         51,188
     15,000   Smith (A.O.) Corp., Cl. A ....        251,250
     74,500   SPS Technologies Inc.+ .......      4,083,531
        333   Sybron Dental Specialties Inc.+         5,625
      5,000   Teleflex Inc. ................        220,938
     41,500   Tennant Co. ..................      1,992,000
     50,000   UCAR International Inc.+ .....        487,500
     50,000   United Dominion Industries Ltd.       609,375
      5,000   Valmont Industries Inc. ......         91,875
      7,875   Watsco Inc., Cl. B ...........         91,547
     35,000   Watts Industries Inc., Cl. A .        485,625
     10,000   Wolverine Tube Inc.+ .........        119,900
                                               ------------
                                                 53,982,351
                                               ------------
              FINANCIAL SERVICES -- 3.1%
      4,500   Alleghany Corp. ..............        924,750
     45,000   Argonaut Group Inc. ..........        945,000
     68,000   Bankgesellschaft Berlin AG ...        967,197
    120,000   BKF Capital Group Inc. .......      2,190,000
    155,000   CNA Surety Corp. .............      2,208,750
     45,000   Danielson Holding Corp.+ .....        205,313
      3,000   Federal Agricultural Mortgage Corp.,
                Cl. C+ .....................         70,125
     45,000   Gainsco Inc. .................        118,125
     18,000   Hibernia Corp., Cl. A ........        229,500
      3,000   LandAmerica Financial Group ..        121,313
     22,500   Metris Companies Inc. ........        592,031
    107,000   Midland Co. ..................      2,969,250
      1,500   Net.B@nk Inc.+ ...............          9,844
                                               ------------
                                                 11,551,198
                                               ------------
              FOOD AND BEVERAGE -- 5.7%
     90,000   Advantica Restaurant Group Inc.+       56,250
     10,000   Brown-Forman Corp., Cl. A ....        667,500

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) --  DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      6,000   Cheesecake Factory Inc.+ .....   $    230,250
      2,500   Farmer Brothers Co. ..........        518,750
        500   Genesee Corp., Cl. A .........         17,750
     21,000   Genesee Corp., Cl. B .........        761,250
      1,500   Hain Celestial Group Inc.+ ...         48,750
     10,000   International Multifoods Corp.        203,125
     85,000   J & J Snack Foods Corp.+ .....      1,429,063
     10,000   Midwest Grain Products Inc. ..         87,500
     12,000   Mondavi (Robert) Corp.+ ......        649,500
     10,000   Northland Cranberries Inc., Cl. A       6,875
      4,000   Omni Nutraceuticals Inc ......            840
     70,000   Ralcorp Holdings Inc.+ .......      1,146,250
    300,000   Sensient Technologies Corp. ..      6,825,000
     62,500   Smucker (J.M.) Co.+ ..........      1,746,875
     32,607   Tootsie Roll Industries Inc. .      1,501,960
     15,000   Triarc Companies Inc. ........        363,750
    490,000   Twinlab Corp.+ ...............        826,875
    256,911   Whitman Corp. ................      4,206,913
                                               ------------
                                                 21,295,026
                                               ------------
              HEALTH CARE -- 2.2%
      1,000   Apogent Technologies Inc.+ ...         20,500
     48,000   Block Drug Co. Inc., Cl. A ...      2,529,000
     66,000   Del Global Technologies Corp.+        569,250
     92,000   Inamed Corp.+ ................      1,880,250
     23,200   Invitrogen Corp.+ ............      2,003,900
     15,000   Nabi+ ........................         69,375
     48,000   Penwest Pharmaceuticals Co. ..        621,000
    150,000   Women First HealthCare Inc.+ .        440,625
                                               ------------
                                                  8,133,900
                                               ------------
              HOME FURNISHINGS -- 0.8%
     11,000   Bassett Furniture Industries Inc.     123,750
      4,000   Bed Bath & Beyond Inc.+ ......         89,500
    184,550   Carlyle Industries Inc.+ .....         46,138
     17,000   Foamex International Inc. ....         91,375
     30,000   La-Z-Boy Chair Co. ...........        472,500
     52,000   Mikasa Inc. ..................        848,250
     70,000   Oneida Ltd. ..................      1,299,375
                                               ------------
                                                  2,970,888
                                               ------------
              HOTELS AND GAMING -- 4.3%
    440,000   Aztar Corp.+ .................      5,692,500
    120,000   Boca Resorts Inc., Cl. A+ ....      1,725,000
     15,000   Boyd Gaming Corp.+ ...........         51,563
     22,000   Churchill Downs Inc. .........        655,875
     46,500   Extended Stay America Inc.+ ..        597,525
     99,300   Gaylord Entertainment Co. ....      2,072,888
    279,000   Jackpot Enterprises Inc. .....      1,395,000
      5,000   Jurys Hotel Group plc ........         42,436
     50,000   Lakes Gaming Inc.+ ...........        468,750

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

     10,000   Magna Entertainment Corp.,
                Cl. A+ .....................   $     47,500
     90,000   Park Place Entertainment Corp.+     1,074,375
     30,000   Penn National Gaming Inc.+ ...        305,625
      3,000   Station Casinos Inc.+ ........         44,813
     67,645   Sun International Hotels Ltd.+      1,606,569
     80,000   Trump Hotels & Casino Resorts Inc.+   155,000
     21,000   Youbet.com Inc.+ .............         20,344
                                               ------------
                                                 15,955,763
                                               ------------
              METALS AND MINING -- 0.5%
    670,000   Echo Bay Mines Ltd.+ .........        251,250
    190,000   Royal Oak Mines Inc.+ ........            523
     28,000   Stillwater Mining Co.+ .......      1,101,800
    280,400   TVX Gold Inc.+ ...............        459,856
                                               ------------
                                                  1,813,429
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.0%
    135,000   Greif Bros. Corp., Cl. A .....      3,847,500
                                               ------------
              PUBLISHING -- 4.2%
    242,556   Independent News & Media plc, Dublin  660,394
    110,000   Journal Register Co.+ ........      1,766,875
     15,000   Lee Enterprises Inc. .........        447,188
     40,000   McClatchy Newspapers Inc., Cl. A    1,702,500
     68,000   Media General Inc., Cl. A ....      2,475,200
     25,000   Meredith Corp. ...............        804,688
    125,000   Penton Media Inc. ............      3,359,375
     60,000   Pulitzer Inc. ................      2,811,000
    200,000   Thomas Nelson Inc. ...........      1,400,000
     12,000   Wiley (John) & Sons Inc., Cl. B       252,000
                                               ------------
                                                 15,679,220
                                               ------------
              REAL ESTATE -- 1.6%
    160,000   Catellus Development Corp.+ ..      2,800,000
    118,000   Griffin Land & Nurseries Inc.+      1,357,000
     10,500   Gyrodyne Company of America Inc.+     175,219
     10,000   Malan Realty Investors Inc. ..        106,250
    550,000   Meditrust Companies ..........      1,409,375
                                               ------------
                                                  5,847,844
                                               ------------
              RETAIL -- 3.1%
     60,000   Aaron Rents Inc. .............        843,750
     60,000   Aaron Rents Inc., Cl. A ......        806,250
    110,000   Burlington Coat Factory
                Warehouse Corp. ............      2,083,125
     12,000   Coldwater Creek Inc.+ ........        372,750
     35,000   Gerald Stevens Inc.+ .........         29,531
    130,000   Ingles Markets Inc., Cl. A ...      1,308,125
    210,000   Lillian Vernon Corp. .........      1,470,000
    125,000   Neiman Marcus Group Inc., Cl. B+    4,140,625
     80,000   Sports Authority Inc.+ .......         95,000
     10,000   Weis Markets Inc. ............        383,125
                                               ------------
                                                 11,532,281
                                               ------------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) --  DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
              COMMON STOCKS (CONTINUED)
              SATELLITE -- 0.1%
     62,000   Liberty Satellite &
                Technology Inc., Cl. A+ ....   $    195,688
      8,000   Pegasus Communications Corp.+         206,000
                                               ------------
                                                    401,688
                                               ------------
              SPECIALTY CHEMICALS -- 2.7%
     80,000   Airgas Inc. ..................        545,000
      5,000   Arch Chemicals Inc. ..........         88,750
    120,000   Ferro Corp. ..................      2,760,000
     60,000   Fuller (H.B.) Co. ............      2,367,188
    560,000   General Chemical Group Inc. ..        560,000
     20,000   Grace (W.R.) & Co.+ ..........         63,750
     50,000   MacDermid Inc. ...............        950,000
    140,000   Material Sciences Corp.+ .....      1,076,250
    102,200   Omnova Solutions Inc. ........        613,200
     35,000   Penford Corp. ................        498,750
      3,000   Quaker Chemical Corp. ........         56,438
     50,000   Schulman (A.) Inc. ...........        575,000
                                               ------------
                                                 10,154,326
                                               ------------
              TELECOMMUNICATIONS -- 1.3%
     20,000   ARC International Corp. ......            260
      9,200   Atlantic Tele-Network Inc. ...         93,150
     60,000   Citizens Communications Co. ..        787,500
     56,300   Commonwealth Telephone
                Enterprises Inc.+ ..........      1,970,500
     22,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ ....        836,000
     90,000   CoreComm Ltd.+ ...............        445,781
      6,000   RCN Corp.+ ...................         37,875
     25,000   Rogers Communications Inc.,
                Cl. B, ADR+ ................        425,000
     40,000   Viatel Inc.+ .................        148,750
                                               ------------
                                                  4,744,816
                                               ------------
              TRANSPORTATION -- 0.1%
      2,000   Irish Continental Group plc ..          7,323
     50,000   OMI Corp. ....................        321,875
                                               ------------
                                                    329,198
                                               ------------
              WIRELESS COMMUNICATIONS -- 1.4%
      5,000   AirGate PCS Inc.+ ............        177,500
     30,000   Centennial Cellular Corp., Cl. A+     562,500
     70,000   Leap Wireless International Inc.+   1,750,000
    100,000   Price Communications Corp.+ ..      1,681,250
      3,000   Rural Cellular Corp., Cl. A+ .         88,875

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

     19,120   TeleCorp PCS Inc., Cl. A+ ....     $  427,810
     50,000   Teligent Inc., Cl. A+ ........         96,875
     10,000   Triton PCS Holdings Inc., Cl. A+      339,375
      1,000   Western Wireless Corp., Cl. A+         39,188
                                               ------------
                                                  5,163,373
                                               ------------
              TOTAL COMMON STOCKS ..........    351,473,729
                                               ------------

              PREFERRED STOCKS -- 0.1%
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     50,000    6.50% Cv. Pfd., Ser. A ......        175,000
     60,000    $3.75 Cv. Pfd., Ser. B ......        206,250
                                               ------------
                                                    381,250
                                               ------------
              TOTAL PREFERRED STOCKS .......        381,250
                                               ------------
  PRINCIPAL
   AMOUNT
  ---------
              CONVERTIBLE BONDS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
$       500   MSC.Software Corp.,
               Sub. Deb. Cv.
               7.88%, 08/18/04 .............            433
                                               ------------
              U.S. GOVERNMENT OBLIGATIONS -- 6.1%
 22,981,000   U. S. Treasury Bills,
               5.63% to 6.37%++,
               due 01/04/01 to 03/29/01 ....     22,799,615
                                               ------------
              TOTAL INVESTMENTS -- 100.1%
                (Cost $326,298,671) ........    374,655,027
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.1%)        (264,529)
                                               ------------
              NET ASSETS -- 100.0% .........   $374,390,498
                                               ============

------------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at the date of purchase.
ADR - American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                               Robert J. Morrissey
CHAIRMAN AND CHIEF                                  ATTORNEY-AT-LAW
INVESTMENT OFFICER                                  MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                                 Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT                        FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK                        DEUTSCHE BUNDESBANK

Anthony J. Colavita                                 Anthony R. Pustorino
ATTORNEY-AT-LAW                                     CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                           PROFESSOR, PACE UNIVERSITY

Vincent D. Enright                                  Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                        MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                         BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS
Mario J. Gabelli, CFA                               Bruce N. Alpert
PRESIDENT AND CHIEF                                 VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB443Q400SR
                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
SMALL CAP
GROWTH
FUND
                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 2000